SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest
event  reported):  May  6,  2008
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                            JK  ACQUISITION  CORP.
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     (Exact  name  of  registrant  as  specified  in  its  Charter)

Delaware                         001-32574                    87-0745202
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(State  or  other              (Commission  File           (IRS  Employer
jurisdiction  of  Incorporation)   Number)              Identification  Number)


4400  Post  Oak  Parkway,  Suite  2530,  Houston,  Texas       77027
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(Address  of  principal  executive  offices)                (Zip  Code)

Registrant's  telephone  number,
including  area  code:   (713)  978-7557
                         ---------------


_______________________________________________________________________________
     (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
        Exchange     Act  (17  CFR  240.13e-4(c))

ITEM  8.01  OTHER  EVENTS.

     On May 6, 2008, JK Acquisition Corp. (the "Company") issued a press release regarding (a) the setting of the record date for determining the public stockholders who are entitled to receive distributions from the Company's Trust Fund established in connection with the Company's initial public offering, and
(b) the Company's intention to withdraw voluntarily from listing all three classes of the Company's securities currently listed on the American Stock Exchange. A copy of this press release is attached to this Form 8-K as Exhibit
99.1. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

Exhibit
Number          Exhibit Title

99.1 Press Release of JK Acquisition Corp. dated May 6, 2008 entitled "JK ACQUISITION ANNOUNCES RECORD DATE FOR TRUST FUND DISTRIBUTION AND VOLUNTARY AMEX DELISTING."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JK  ACQUISITION  CORP.
                                     (Registrant)

Date:  May  7,  2008                 By:  /s/  Keith  D.  Spickelmier
                                               ----------------------------
                                               Keith  D.  Spickelmier,
                                               President